Exhibit 10.2






              KERR-McGEE CORPORATION 2002 LONG TERM INCENTIVE PLAN
              ----------------------------------------------------

              KERR-McGEE CORPORATION 2002 LONG TERM INCENTIVE PLAN
              ----------------------------------------------------


                                TABLE OF CONTENTS
                                -----------------


Article                                                              Page
-------                                                              ----

I                 Purpose.............................................1

II                Definitions.........................................1

III               Administration......................................3

IV                Eligibility.........................................4

V                 Maximum Shares Available............................4

VI                Stock Options.......................................5

VII               Stock Appreciation Rights...........................7

VIII              Restricted Stock Plan...............................8

IX                Performance Plan....................................9

X                 Adjustment Upon Changes in Stock ..................10

XI                Change in Control..................................11

XII               Miscellaneous......................................12

XIII              Amendment and Termination..........................14

XIV               Duration of the Plan...............................14


                                       i


              KERR-McGEE CORPORATION 2002 LONG TERM INCENTIVE PLAN
              ----------------------------------------------------


                                    Article I

                                     Purpose
                                     -------

         The purpose of the Kerr-McGee Corporation 2002 Long Term Incentive Plan (the "Plan") is to provide incentive opportunities for Non-Employee Directors and key employees, and to align their personal financial interest with the Company's stockholders. The Plan includes provisions for stock options, stock and performance related awards.

                                   Article II

                                   Definitions
                                   -----------

         (a) "Award" shall mean the award which a Performance Plan Participant is entitled to receive under the Performance Plan.

         (b) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Company" shall mean Kerr-McGee Corporation and any successor corporation by merger or otherwise.

         (e) "Committee" shall mean a committee of two (2) or more members of the Board appointed by the Board of Directors to administer the Plan pursuant to
Article III herein. A person may serve on the Committee only if he or she is a "Non-Employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and satisfies the requirements of an "outside director" for purposes of Code section 162(m).

         (f) "Employee" shall mean any person employed by the Company, a Subsidiary or Limited Liability Company on a full-time salaried basis, including Officers and Non-Employee Directors thereof. The term "Employee" shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Company at the time of hire as not eligible to participate in the Plan, even if such person is determined to be an "employee" by any governmental or judicial authority.

         (g) "Fair Market Value" of Stock shall mean the average of the highest price and the lowest price at which Stock shall have been sold on the applicable date as reported in the Wall Street Journal as New York Stock Exchange Composite Transactions for that date. In the event that the applicable date is a date on which there were no such sales of Stock, the Fair Market Value of Stock on such date shall be the mean of the highest price and the lowest price at which Stock shall have been sold on the last trading day preceding such date.

         (h) "Incentive Stock Option" or "ISO" shall mean an Option grant which meets or complies with the terms and conditions set forth in Section 422 of the Code and applicable regulations.

         (i) "Indicators of Performance" shall mean the criteria used by the Committee to evaluate the Company's performance with respect to Restricted Stock granted as performance-based compensation under Article VIII, Section 8.1 and each Performance Period for Awards as described in Article IX, Section 9.2, including: the Company's Pretax Income, Net Income, Earnings Per Share, Revenue, Expenses, Return on Assets, Return on Equity, Return on Investment, Net Profit Margin, Operating Profit Margin, Cash Flow, Total Stockholder Return, Capitalization, Liquidity, Reserve Adds or Replacement, Finding and Development Costs, Production Volume, Results of Customer Satisfaction Surveys and other measures of Quality, Safety, Productivity, Cost Management or Process Improvement or other measures the Committee approves. Such performance goals may be determined solely by reference to the performance of the Company, a Subsidiary, a Limited Liability Company or a division or unit of any of the foregoing, or based upon comparisons of any of the performance measures relative to other companies. In establishing a performance goal, the Committee may exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded such as, for example, a restructuring or other nonrecurring charge, an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or a change in accounting standards required by U.S. generally accepted accounting principles.

         (j) "Limited Liability Company" or "LLC" shall mean any Limited Liability Company in which the Company or a Subsidiary owns fifty percent (50%) or more of the Limited Liability Company.

         (k) "Non-Employee Director" shall mean any person duly elected a director of Kerr-McGee Corporation who is not an employee of the Company.

         (l) "Option" or "Stock Option" shall mean a right granted under the Plan to an Optionee to purchase a stated number of shares of Stock at a stated exercise price.

         (m) "Optionee" shall mean an Employee or Non-Employee Director who has received a Stock Option granted under the Plan.

         (n) "Performance Period" shall mean a period established by the Committee of not less than one year, at the conclusion of which performance-based compensation will become vested and nonforfeitable or settlement will be made with a Performance Plan Participant with respect to the Award.

         (o) "Performance Plan Participant" shall mean any eligible Employee so designated by the Committee.

         (p)  "Restricted  Stock"  shall mean Stock which is issued  pursuant to
Article VIII of the Plan.

         (q) "Restriction Period" shall mean that period of time as determined by the Committee during which Restricted Stock is subject to such terms, conditions and restrictions as shall be assigned by the Committee.

         (r) "Retirement" shall mean retirement of an Employee after attaining age and service requirements of the Company pension plan in which the employee participates. For this purpose, "service" for U.S. Employees shall be measured under the rules for determining vesting service under the Kerr-McGee Corporation Retirement Plan for U.S. Employees. "Retirement" for Non-Employee Directors shall mean termination from service on the Board.

         (s) "Stock" shall mean the common stock of the Company.

         (t) "Stock Appreciation Right" or "SAR" shall mean a right granted in connection with an Option in accordance with Article VII of the Plan.

         (u) "Subsidiary" shall mean any corporation (other than the Company) in which the Company, a Subsidiary or a Limited Liability Company of the Company owns fifty percent (50%) or more of the total combined voting power of all classes of stock, provided that, with regard to Incentive Stock Options, "Subsidiary" shall have the meaning provided under section 424(f) of the Code.

         (v) "Total Disability" and "Totally Disabled" shall normally have such meaning as that defined under the Company's group insurance plan covering total disability and determinations of Total Disability normally shall be made by the insurance company providing such coverage on the date on which the employee, whether or not eligible for benefits under such insurance plan, becomes Totally Disabled. In the absence of such insurance plan or in the event the individual is a Non-Employee Director, the Committee shall make such determination.

                                   Article III

                                 Administration
                                 --------------

         3.1 The Committee. The Plan shall be administered by the Committee which initially shall be a subcommittee of the Executive Compensation Committee of the Board. Subject to such approvals and other authority as the Board may reserve to itself from time to time, the Committee shall, consistent with the provisions of the Plan, from time to time establish such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, and make such determinations under, and such interpretations of, and take such steps in connection with the Plan or the Options or SARs or the Restricted Stock Plan or the Performance Plan as it deems necessary or advisable.

         3.2 Authority of the Committee. Subject to the provisions herein, the Committee shall have the full power to determine the size and types of Option, SAR and Restricted Stock grants and Awards, to determine the terms and conditions of such grants and Awards in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Option, SAR or Restricted Stock grant or Award to the extent such terms and conditions are within the sole discretion of the Committee as provided in the Plan and subject to the limitations and restrictions otherwise applicable under the Plan including those contained in Article XIII which among other restrictions prohibits the repricing of options without further shareholder approval. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority hereunder. The Committee may take any action consistent with the terms of the Plan which the Committee deems necessary to comply with any government laws or regulatory requirements of a foreign country, including, but not limited to, modifying the terms and conditions governing any Options, SARs, Restricted Stock or Awards, or establishing any local country plans as sub-plans to this Plan, each of which may be attached as an appendix hereto.

         3.3 Decisions Binding. All determinations and decisions of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all parties.


                                   Article IV

                                   Eligibility
                                   -----------

         Those Employees who, in the judgment of the Committee, may contribute to the profitability and growth of the Company, and all Non-Employee directors, shall be eligible to receive Options, SARs, grants of Restricted Stock and Awards under the Plan.


                                    Article V

                            Maximum Shares Available
                            ------------------------

         The Stock to be distributed under the Plan may be either authorized and issued shares or unissued shares of the Company, including but not limited to shares held as treasury shares. The maximum amount of Stock which may be issued under the Plan in satisfaction of exercised Options or SARs, issued as Restricted Stock or issued under the Performance Plan shall not exceed, in the aggregate, seven million (7,000,000) shares of which no more may be granted, as follows:

         (a)  Restricted  Stock  and  Performance  Awards
              to Employees                                   1,750,000 shares

         (b) Stock Options and Restricted  Stock to
             Non-Employee Directors, but no more than
             100,000 shares to Restricted Stock                300,000 shares

Under the Plan, no Employee shall be awarded, during the term of the Plan Restricted Stock covering more than 400,000 shares of Stock. No more than 1,750,000 Options may be granted to a single employee during the term of this Plan.

         Stock subject to an Option which for any reason is cancelled or terminated without having been exercised, or Stock awarded as Restricted Stock which is forfeited, shall again be available for grants and Awards under the Plan. Stock not issued because the holder of any Option exercises the accompanying SAR shall not again be subject to award by the Committee.

                                   Article VI

                                  Stock Options
                                  -------------

         6.1 Grant of Options.

         (a) The Committee may, at any time and from time to time prior to May 13, 2012, grant Options under the Plan to eligible Employees or Non-Employee Directors, for such numbers of shares and having such terms as the Committee shall designate, subject however, to the provisions of the Plan. The Committee will also determine the type of Option granted (e.g. ISO, nonstatutory, other statutory Options as from time to time may be permitted by the Code) or a combination of various types of Options. Options designated as ISOs shall comply with all the provisions of Section 422 of the Code and applicable regulations. The aggregate Fair Market Value (determined at the time the Option is granted) of Stock with respect to which ISOs are exercisable for the first time by an individual during a calendar year under all plans of the Company, any Subsidiary and any LLC shall not exceed $100,000. The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant. Any individual at any one time and from time to time may hold more than one Option granted under the Plan or under any other Stock plan of the Company.

         (b) Each Option shall be evidenced by a Stock Option Agreement in such form and containing such provisions consistent with the provisions of the Plan as the Committee from time to time shall approve.

         6.2 Exercise Price. The price at which shares of Stock may be purchased under an Option shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

         6.3 Option Period. The period during which an Option may be exercised shall be determined by the Committee, provided that such period will not be longer than ten years from the date on which the Option is granted in the case of ISOs, and ten years and one day in the case of other Options. The date or dates on which installment portion(s) of an Option may be exercised during the term of an Option shall be determined by the Committee and may vary from Option to Option. The Committee may also determine to accelerate the time at which installment portion(s) of an outstanding Option may be exercised.

         6.4 Termination of Service. An Option shall terminate and may no longer be exercised three months after the Optionee ceases to be an Employee or Non-Employee Director for any reason other than Total Disability, death or Retirement. If an Employee's employment is terminated by reason of Total Disability or Retirement all Options will vest and may be exercised within the period not to exceed the lesser of four years following such termination or the remaining term of the Option award. If a Non-Employee Director's service is terminated by reason of Total Disability or Retirement, all Options will vest upon separation from service to the Company and may be exercised within the remainder of the Option's term. If the Optionee is an Employee of the Company and dies while in the employ of the Company, a Subsidiary or LLC, or within three months after the termination of such employment, the vesting provisions will lapse and such Option may, within the lesser of four years after the Optionee's death or the remaining term of the Option award, be exercised by the legal representative of the Optionee's estate, or if it has been distributed as part of the estate, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution. If the Optionee is a Non-Employee Director who dies while in the service of the Company, all Options will vest and such Options may be exercised within the remainder of the term of the Option by the legal representative of the Optionee's estate, or if it has been distributed as part of the estate, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution. In no event may an Option be exercised to any extent by anyone after the expiration or termination of the Option.

         6.5 Payment for Shares.

         (a) The exercise price of an Option shall be paid to the Company in full at the time of exercise at the election of the Optionee (1) in cash, (2) in shares of Stock having a Fair Market Value equal to the aggregate exercise price of the Option and satisfying such other requirements as may be imposed by the Committee, (3) in shares of Restricted Stock (including restricted stock granted under a similar plan of the Company) having a Fair Market Value equal to the aggregate exercise price of the Option and satisfying such other requirements as may be imposed by the Committee, (4) partly in cash and partly in such shares of Stock or Restricted Stock (including restricted stock granted under a similar plan of the Company), (5) to the extent permitted by the Committee, through the withholding of shares of Stock (which would otherwise be delivered to the Optionee) with an aggregate Fair Market Value on the exercise date equal to the aggregate exercise price of the Option or (6) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate exercise price of the Option. The Committee may limit the extent to which shares of Stock or shares of Restricted Stock may be used in exercising Options. No Optionee shall have any rights to dividends or other rights of a stockholder with respect to shares of Stock subject to an Option until the Optionee has given written notice of exercise of the Option, paid in full for such shares of Stock and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

         (b) If shares of Restricted Stock are used to pay the exercise price of an Option, an equal number of shares of Stock delivered to the Optionee upon exercise of an Option, shall be subject to the same restrictions for the remainder of the Restriction Period.



                                   Article VII

                            Stock Appreciation Rights
                            -------------------------

         7.1 Grant. The Committee may affix SARs to an Option, either at the time of its initial granting to the Optionee or at a later date. The addition of such SARs must be accomplished prior to the completion of the period during which the Option may be exercised and such exercise period may not be extended beyond that which was initially established. The Committee may establish SAR terms and conditions at the time such SAR is established.

         7.2 Exercise.

         (a) A SAR shall be exercisable at such time as may be determined by the Committee and a SAR shall be exercisable only to the extent that the related Option could be exercised. Upon the exercise of a SAR, that portion of the Option underlying the SAR will be considered as having been surrendered. A SAR shall be automatically exercised at the end of the last business day prior to the stated expiration date of the unexercised portion of the related Option if on such date the Fair Market Value of Stock exceeds the Option exercise price per share.

         (b) The Committee may impose any other conditions upon the exercise of a SAR, consistent with the Plan, which it deems appropriate. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

         (c) Upon the exercise of a SAR, the Company shall give to an Optionee an amount (less any applicable withholding taxes) equivalent to the excess of the Fair Market Value of the shares of Stock for which the right is exercised on the date of such exercise over the exercise price of such shares under the related Option. Such amount shall be paid to the Optionee either in cash or in shares of Stock or both as the Committee shall determine. Such determination may be made at the time of the granting of the SAR and may be changed at any time thereafter. No fractional shares of Stock shall be issued and the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

         7.3 Expiration or Termination.

         (a) Subject to Article VII, Section 7.3(b), each SAR and all rights and obligations thereunder shall expire on a date to be determined by the Committee.

         (b) A SAR shall terminate and may no longer be exercised upon the exercise, termination, cancellation or expiration of the related Option.


                                  Article VIII

                              Restricted Stock Plan
                              ---------------------

         8.1 Terms of Grant. At the time of making a grant of Restricted Stock or making payment of an Award in Restricted Stock to an Employee or Non-Employee Director, the Committee shall establish a Restriction Period and assign such terms, conditions and other restrictions to the Restricted Stock as it shall determine applicable to the Restricted Stock to be issued in settlement of such grant or Award. The Committee may designate whether Restricted Stock granted to an employee is "performance-based compensation" as that term is used in section 162(m) of the Code. The vesting of any such Restricted Stock may be conditioned on the achievement of Indicators of Performance during a Performance Period established by the Committee.

         8.2 Restricted Stock - Rights. Restricted Stock will be represented by a Stock certificate registered in the name of the Restricted Stock recipient. Such certificate, accompanied by a separate duly endorsed stock power, shall be deposited with the Company. The recipient shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and all other stockholder's rights, with the exception that (i) the recipient will not be entitled to delivery of the Stock certificate during the Restriction Period, (ii) the Company will retain custody of the Restricted Stock during the Restriction Period and (iii) a breach of the terms and conditions established by the Committee pursuant to the Award will cause a forfeiture of the Restricted Stock. Subject to Article VI, Section 6.5, Restricted Stock may be used to exercise Options. The Committee may, in addition, prescribe additional restrictions, terms and conditions upon or to the Restricted Stock.

         8.3 Termination of Service. The Committee may establish such rules concerning the termination of service of a recipient of Restricted Stock prior to the expiration of the applicable Restriction Period as it may deem appropriate from time to time provided, if an Employee or Non-Employee Director terminates service by reason of Total Disability, death or Retirement, the Restriction Period will continue and applicable restrictions will lapse as if such Employee or Non-Employee Director had continued in service of the Company. In the event of termination a Non-Employee Director due to Total Disability, death or Retirement, the Committee may choose to provide a different vesting schedule for unvested Restricted Stock.

         8.4 Restricted Stock Agreement. Each grant of, or payment of an Award in, Restricted Stock shall be evidenced by a Restricted Stock Agreement in such form and containing such terms and conditions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.


                                   Article IX

                                Performance Plan
                                ----------------

         9.1 Administrative Procedure. The Committee shall designate Employees as Performance Participants to become eligible to receive Awards under the Plan and shall establish Performance Periods under the Performance Plan, provided that, as calculated by the Committee, (1) the Fair Market Value of Stock or cash covered by all Awards granted under the Plan during a calendar year shall not exceed 1.5% of the average cash flow for the Company for the three fiscal years immediately preceding the grant, and (2) the Fair Market Value of Stock or cash covered by all awards granted to an individual under the Plan during a calendar year shall not exceed .5% of the average cash flow for the Company for the three fiscal years immediately preceding the grant.

         9.2 Indicators of Performance. The Committee shall establish Indicators of Performance applicable to the Performance Period. Indicators of Performance are utilized to determine amount and timing of Awards, and may vary between Performance Periods and different Awards. The Indicators of Performance may include such measures as the Company's Pretax Income, Net Income, Earnings Per Share, Revenue, Expenses, Return on Assets, Return on Equity, Return on Investment, Net Profit Margin, Operating Profit Margin, Operating Cash Flow, Total Stockholder Return, Capitalization, Liquidity, Reserve Adds or Replacement, Finding and Development Costs, Results of Customer Satisfaction Surveys and other measures of Quality, Safety, Productivity, Cost Management or Process Improvement or other measures the Committee approves. Such performance goals may be determined solely by reference to the performance of the Company, a Subsidiary, a Limited Liability Company or a division or unit of any of the foregoing, or based upon comparisons of any of the performance measures relative to other companies. The Committee may also exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded such as, for example, a restructuring or other nonrecurring charge, an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or a change in accounting standards required by U. S. generally accepted accounting principles.

         9.3 Award Adjustment. Subject to the terms of the Plan, the Committee may make downward adjustments in Awards to Performance Plan Participants.

         9.4 Performance Awards. Awards may be in the form of performance shares, which are units valued by reference to shares of stock or performance units, which are units valued by reference to financial measures or property other than stock and shall be subject to such terms and conditions and other restrictions as the Committee shall assign. At the time of making grants of Awards, the Committee shall establish such terms and conditions as it shall determine applicable to such Awards. Awards may be paid out in cash, Stock, Restricted Stock, other property or a combination thereof. Recipients of Awards are not required to provide consideration other than the rendering of service.

         9.5 Partial Performance Period Participation. Subject to applicable restrictions under section 162(m) of the Code, the Committee shall determine the extent to which an Employee shall participate in a partial Performance Period because of becoming eligible to be a Performance Plan Participant after the beginning of such Performance Period. In the event a Performance Plan Participant is involuntarily terminated without cause or terminates employment due to death, Total Disability or Retirement, after completing at least 50% of the Performance Period for an Award, such Performance Plan Participant shall be entitled to a pro rata portion of the Award if the Indicators of Performance are met, payable in accordance with procedures established by the Committee.


                                    Article X

                        Adjustment Upon Changes In Stock
                        --------------------------------

         The number of shares of Stock which may be issued pursuant to this Plan, the number of shares covered by each outstanding Option, the Option exercise price per share, the number of shares granted as Restricted Stock, and the number of shares representing a Performance Plan Participant's Award under the Performance Plan, shall be adjusted proportionately, and any other appropriate adjustments shall be made, for any increase or decrease in the total number of issued and outstanding Stock (or change in kind) resulting from any change in the Stock or Options through a merger, consolidation, reorganization, recapitalization, subdivision or consolidation of shares or other capital adjustment or the payment of a Stock Dividend or other increase or decrease (or change in kind) in such shares. In the event of any such adjustment, fractional shares shall be eliminated. Appropriate adjustment shall also be made by the Committee in the terms of SARs to reflect the foregoing changes. Except as otherwise determined by the Committee, no change shall be made to an Incentive Stock Option under this Article X to the extent it would constitute a "modification" under section 424(h)(3) of the Code.


                                   Article XI

                                Change In Control
                                -----------------

         Notwithstanding anything to the contrary in the Plan, in the event of a Change in Control:

                  (i) If during a Restriction Period(s) applicable to Restricted Stock issued under the Plan, all restrictions imposed hereunder on such Restricted Stock shall lapse effective as of the date of the Change in Control;

                  (ii) If during a Performance Period(s) applicable to an Award granted under the Plan, a Participant shall earn no less than the number of performance shares or performance units which the participant would have earned if the Performance Period(s) had terminated as of the date of the Change in Control; or

                  (iii) Any outstanding Options or SAR that are not exercisable shall become exercisable effective as of the date of a Change in Control. If an Optionee's employment is terminated within 24 months of the effective date of a Change in Control, to the extent that any Option was exercisable at the time of the Optionee's termination of employment, such Option may be exercised within four years following the date of termination of employment.

         For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if :

         (a) Any person ("Person") as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as used in
Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities (other than indirectly as a result of the Company's redemption of its securities); or

         (b) The consummation of any merger or other business combination of the Company, sale of 50% or more of the Company's assets, liquidation or dissolution of the Company or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the shareholder of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 60% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or successor to the Company's assets; (C) both the surviving corporation and the purchaser in the event of any combination of Transactions; or (D) the parent company owning 100% of such surviving corporation, purchaser or both the surviving corporation and the purchaser, as the case may be; or

         (c) Within any twenty-four month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who commenced or threatened to commence an election contest or proxy solicitation by or on behalf of a Person (other than the Board) or who has entered into an agreement to effect a Change in Control or expressed an intention to cause such a Change in Control); or

         (d) A majority of the members of the Board of Directors in office immediately prior to a proposed transaction determine by a written resolution that such proposed transaction, if taken, will be deemed a Change in Control and such proposed transaction is consummated.


                                   Article XII

                                  Miscellaneous
                                  -------------

         12.1 Effect on Other Plans. Except as otherwise required by law, no action taken under the Plan shall be taken into account in determining any benefits under any pension, retirement, thrift, profit sharing, group insurance or other benefit plan maintained by the Company or any Subsidiaries, unless such other plan specifically provides for such inclusion.

         12.2 Transfer Restrictions. Except as provided in Article XII, Section 12.3, no Option or SAR, grant of Restricted Stock or Award under this Plan shall be transferable other than by will or the laws of descent and distribution. Any Option or SAR shall be exercisable (i) during the lifetime of an Optionee, only by the Optionee or, to the extent permitted by the Code, by an appointed guardian or legal representative of the Optionee, and (ii) after death of the Optionee, only by the Optionee's legal representative or by the person who acquired the right to exercise such Option or SAR by bequest or inheritance or by reason of the death of the Optionee.

         12.3 Transfer of Options. The Committee may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be on terms which permit transfer by such Optionee to an immediate family member of the Optionee who acquires the options from the Optionee through a gift or a domestic relations order. For purposes of this Article XII, Section 12.3, "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons and any other entity owned solely by these persons, provided that the Stock Option Agreement pursuant to which such Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section and provided further that subsequent transfers of transferred options shall be prohibited except those in accordance with Article XII, Section 12.2. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment of Article VI, Section 6.4 hereof shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the Transferee only to the extent and for the periods specified in Article VI, Section 6.4.

         12.4 Withholding Taxes. The Company shall have the right to withhold from any settlement hereunder any federal, state, or local taxes required by law to be withheld, or require payment in the amount of such withholding. If settlement hereunder is in the form of Stock, such withholding may be satisfied by the withholding of shares of Stock by the Company, unless the Optionee shall pay to the Company an amount sufficient to cover the amount of taxes required to be withheld, and such withholding of shares does not violate any applicable laws, rules or regulations of federal, state or local authorities.

         12.5 Transfer of Employment. Transfer of employment between the Company, a Subsidiary or Limited Liability Company, or between Limited Liability Companies and Subsidiaries shall not constitute termination of employment for the purpose of the Plan. Whether any leave of absence shall constitute termination of employment for the purposes of the Plan shall be determined in each case by the Committee.

         12.6 Administrative Expenses. All administrative expenses associated with the administration of the Plan shall be borne by the Company.

         12.7 Titles and Headings. The titles and headings of the articles in this Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         12.8 No Guarantee of Continued Employment. No grant or Award to an Employee under the Plan or any provisions thereof shall constitute any agreement for or guarantee of continued employment by the Company and no grant or Award to a Non-Employee Director shall constitute any agreement for or guarantee of continuing as a Non-Employee Director.

         12.9 Committee Duties and Powers. The Committee shall have such duties and powers as may be necessary to discharge its responsibilities under this Plan, including, but not limited to, the ability to construe and interpret the Plan and resolve any ambiguities with respect to any of the terms and provisions hereof as written and as applied to the operation of the Plan.

         12.10 Proceeds. The proceeds received by the Company from the sale of Stock under the Plan shall be added to the general funds of the Company and shall be used for corporate purposes as the Board shall direct.

         12.11 Governing Law. The Plan shall be governed and construed in accordance with the laws of Oklahoma, except to the extent that federal law applies.

         12.12 Deferral of Gain. Employees who are eligible to participate in the Kerr-McGee Corporation Executive Deferred Compensation Plan (the "EDCP") may elect to defer the gain from the exercise of a Stock Option, Stock Appreciation Rights or lapse of Restricted Stock to the EDCP.

                                  Article XIII

                            Amendment And Termination
                            -------------------------

         The Board may at any time terminate or amend this Plan in such respect as it shall deem advisable, provided, the Board may not, without further approval of the stockholders of the Company, amend the Plan so as to (i) increase the number of shares of Stock which may be issued under the Plan, except as provided for in Article X; (ii) change Plan provisions relating to establishment of the exercise prices under Options granted; (iii) extend the duration of the Plan beyond the date approved by the stockholders; or (iv) increase the maximum dollar amount of ISOs which an individual Optionee may exercise during any calendar year beyond that permitted in the Code and applicable rules and regulations of the Treasury Department. No amendment or termination of the Plan shall, without the consent of the Optionee or Plan participant, alter or impair any of the rights or obligations under any Options or other rights theretofore granted such person under the Plan.

                                   Article XIV

                              Duration Of The Plan
                              --------------------

         The effective date of this Plan shall be May 14, 2002. If not sooner terminated by the Board, this Plan shall terminate on May 13, 2012, but Options and other rights theretofore granted and any Restriction Period may extend beyond that date, and the terms of the Plan shall continue to apply.

                                           KERR-McGEE CORPORATION



                                           By:/s/Matthew R. Simmons
                                              ---------------------------------
                                               Matthew R. Simmons
                                               Director and Chair of the
                                               Executive Compensation Committee